UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_________________

Date of Report
(Date of earliest
event reported):	December 6, 2005

FRESH BRANDS, INC.
(Exact name of registrant as specified in its charter)

Wisconsin	000-32825	39-2019963
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

2215 Union Avenue, Sheboygan, Wisconsin 53081
(Address of principal executive offices, including zip code)
(920) 457-4433
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[x]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry into a Material Definitive Agreement.

        On December 5, 2005, Fresh Brands, Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Certified Holdings, Inc., a Delaware corporation (“Parent”), and Pillow Acquisition Corp., a Wisconsin corporation and a wholly owned subsidiary of Parent (“Acquisition Sub”), pursuant to which, among other things, Acquisition Sub will merge with and into the Company (the “Merger”). Parent and Acquisition Sub are affiliates of Certified Grocers Midwest, Inc. (“Certified”).

The Merger Agreement

        The Merger Agreement contemplates that Acquisition Sub will be merged with and into the Company and, as a result of the Merger, the separate corporate existence of Acquisition Sub will cease and the Company will continue as the surviving corporation in the Merger and will become a subsidiary of Parent. At the Effective Time (as defined in the Merger Agreement) of the Merger, each outstanding share of common stock of the Company will be cancelled and converted into the right to receive $7.05 per share in cash, without interest, less any withholding taxes (the “Merger Consideration”).

        The Company has made customary representations and warranties in the Merger Agreement, including representations and warranties with respect to, among other things, (i) corporate existence and power, (ii) authority, (iii) capitalization, (iv) no conflict and required filings and consents, (v) SEC reports and filings and financial statements, (vi) taxes, (vii) absence of certain changes, (viii) litigation, (ix) compliance with laws, (x) properties, (xi) insurance, (xii) labor, (xiii) employee benefit plans, (xiv) trade rights, (xv) proxy statement, and (xvi) brokers.

        In addition, the Company has entered into certain covenants in the Merger Agreement, including covenants (i) not to solicit proposals relating to alternative business combination transactions or, subject to certain exceptions, enter into discussions concerning or provide information in connection with alternative business combination transactions; (ii) to cause a meeting of the Company’s shareholders to be held to consider the adoption of the Merger Agreement; and (iii) subject to certain exceptions, by the Company’s board of directors to recommend that the Company’s shareholders adopt the Merger Agreement and thereby approve the Merger and the other transactions contemplated by the Merger Agreement.

        Consummation of the Merger is subject to various customary conditions, including approval of the Merger Agreement by the Company’s shareholders and the absence of certain legal impediments to the consummation of the Merger. Consummation of the Merger is not subject to any financing contingency, and no regulatory approval under the Hart-Scott-Rodino Antitrust Improvements Act is required.

        The Merger Agreement contains certain termination rights for both the Company and Parent and further provides that, upon termination of the Merger Agreement under certain circumstances, the Company may be obligated to pay Parent a termination fee of approximately $1.7 million (inclusive of expenses).

        The foregoing description of the Merger Agreement does not purport to describe all of the terms of such agreement and is qualified in its entirety by reference to the full text of such agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Stock Options

        In connection with the Merger, prior to the Effective Time, all outstanding stock options will be terminated pursuant to Option Cancellation Agreements by and between the Company and each individual option holder. A total of 517,000 shares are subject to outstanding options, with a weighted average exercise price of $10.67 per share. Only one option for 20,000 shares has an exercise price lower than $7.05 per share. This option will be terminated for a payment equal to its net spread of $7,000. All other options will be terminated for nominal consideration. The form of Option Cancellation Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Guaranty

        In connection with the Merger, Certified has executed a guaranty in favor of the Company, whereby Certified unconditionally guarantees the payment by Parent, when due, of the aggregate Merger Consideration. The guaranty is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Key Executive Employment and Severance Agreements

        Each of Mr. Louis E. Stinebaugh, Mr. John H. Dahly and Mr. Walter G. Winding have entered into an agreement with the Company and Acquisition Sub dated December 5, 2005 (“Termination Agreements”) to terminate their respective Key Executive Employment and Severance Agreements (“KEESA”) with the Company to be conditioned and effective upon the closing of the Merger (the “Closing”). Under these Termination Agreements, the executives will receive substantially reduced cash payments than they otherwise were entitled to receive in exchange for cancellation of their KEESAs upon Closing. Messrs. Stinebaugh and Winding each received an initial cash payment upon the signing of the Merger Agreement with the balance to be paid upon the Closing, and Mr. Dahly will receive his entire amount in a single payment upon the Closing. These reduced payments are intended to avoid paying the executives a gross-up payment from the Company to cover excise taxes payable by the executive under Internal Revenue Code Section 280G. Such agreed upon reductions will save the Company approximately $2.3 million of net after tax costs and substantially facilitated an increased per share price payable to the Company’s shareholders in the Merger. In addition, Messrs. Stinebaugh and Dahly have each entered into a new employment agreement, each dated December 5, 2005, with the Company and Acquisition Sub, to be conditioned and effective upon the Closing. The new employment agreements provide that the executives will be paid the same base salary as was in effect immediately prior to the Closing, but prorated to reflect the number of days each executive actually works. In addition, the executives will be entitled to expense reimbursements and participation in salaried benefit plans and executive bonus plans. Under each employment agreement, the executive or the Company can terminate employment with thirty days advance written notice. Each employment agreement prohibits the executive from competing with the Company for one year after termination of employment. No severance will be paid under the employment agreements upon the executive’s termination of employment.

        The foregoing description of the Termination Agreements and the employment agreements does not purport to describe all of the terms of such agreements and is qualified in its entirety by reference to the full text of such agreements. A copy of the Termination Agreement for Mr. Stinebaugh is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference, a copy of the Termination Agreement for Mr. Dahly is filed as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated herein by reference, and a copy of the Termination Agreement for Mr. Winding is filed as Exhibit 10.5 to this Current Report on Form 8-K and is incorporated herein by reference. A copy of the new employment agreement for Mr. Stinebaugh is filed as Exhibit 10.6 to this Current Report on Form 8-K and is incorporated herein by reference, and a copy of the new employment agreement for Mr. Dahly is filed as Exhibit 10.7 to this Current Report on Form 8-K and is incorporated herein by reference.

        The Company also has in effect KEESAs for Thomas J. Timler, Jonathan B. Hoenecke, Michael Isken and Joseph Livorsi. Each of those executives have entered into an agreement with the Company dated December 5, 2005 to amend his KEESA to provide that any bonus paid to the executive for the 2005 calendar year will be excluded in determining any severance payment or any gross-up payment for Code Section 280G excise taxes to which the executive may become entitled under his KEESA, conditioned and effective upon the Closing. Mr. Livorsi’s KEESA was also amended to eliminate his right to terminate employment for good reason due to relocation, conditioned and effective upon the Closing. In addition, the amendments also make technical changes to the KEESA as required by Internal Revenue Code Section 409A, which changes are presently effective and not conditioned upon the Closing. The foregoing descriptions of such amendments do not purport to be complete and are qualified in their entirety by reference to the Amendment to the Key Executive Employment and Severance Agreement for Mr. Timler, which is filed as Exhibit 10.8 hereto, the Amendment to the Key Executive Employment and Severance Agreement for Mr. Hoenecke, which is filed as Exhibit 10.9 hereto, the Amendment to the Key Executive Employment and Severance Agreement for Mr. Isken, which is filed as Exhibit 10.10 hereto, and the Amendment to the Key Executive Employment and Severance Agreement for Mr. Livorsi, which is filed as Exhibit 10.11 hereto, and are incorporated herein by reference.

Item 3.03.     Material Modification to Rights of Security Holders.

The Rights Agreement

        Immediately prior to the execution of the Merger Agreement, the Company entered into a Second Amendment (the “Amendment”), dated December 5, 2005, to its Rights Agreement, dated as of October 12, 2001, as subsequently amended on August 19, 2002, for the purpose of further amending the Rights Agreement to render it inapplicable to the Merger Agreement, the Merger and the other transactions contemplated thereby.

        The foregoing description of the amendment to the Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Second Amendment to Rights Agreement, which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01.     Other Events.

        On December 6, 2005, the Company issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference, announcing the signing of the Merger Agreement.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION

        Certain matters discussed in this report release are “forward-looking statements” intended to qualify for the safe harbors from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements can generally be identified as such because the context of the statement will include words such as we believe, anticipate, expect or words of similar import. Similarly, statements that describe the Company’s future plans, objectives, strategies or goals are also forward-looking statements. Forward statements include statements about the expected timing, completion and effects of the proposed merger. In addition, the Company may not be able to complete the proposed merger on the terms described above or other acceptable terms or at all because of a number of factors, including the failure to obtain shareholder approval or the failure to satisfy the other closing conditions. These factors, and other factors that may affect the business or financial results of the Company are described in Fresh Brands’ filings with the SEC, including Fresh Brands’ annual report on Form 10-K for the fiscal year ended January 1, 2005. Shareholders, potential investors and other readers are urged to consider these risks carefully in evaluating the forward-looking statements made herein and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements made herein are only made as of the date of this report and the Company disclaims any obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.

ADDITIONAL INFORMATION

        In connection with the proposed merger, Fresh Brands will file with the Securities and Exchange Commission (the “SEC”), and will furnish to its shareholders a proxy statement. Shareholders are advised to read the proxy statement when it is finalized and distributed to shareholders because it will contain important information about the proposed merger. Shareholders will be able to obtain a free-of-charge copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s website at www.sec.gov. Shareholders will also be able to obtain a free-of-charge copy of the proxy statement and other relevant documents (when available) by directing a request by mail or telephone to Fresh Brands, Inc. 2215 Union Avenue, Sheboygan, WI 53081, Attention: Corporate Secretary, Telephone 920-457-4433, or from Fresh Brands’ website, www.fresh-brands.com.

        Fresh Brands and certain of its directors, executive officers and other members of management and employees may, under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies from shareholders of Fresh Brands in favor of the proposed merger. Information regarding the persons who may be considered “participants” in the solicitation of proxies will be set forth in Fresh Brands’ proxy statement when it is filed with the SEC. Information regarding certain of these persons and their beneficial ownership of Fresh Brands common stock as of March 30, 2005 is also set forth in the Schedule 14A filed by Fresh Brands on April 12, 2005 with the SEC.

Item 9.01.     Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibits are being filed herewith:

2.1	Agreement and Plan of Merger, among Fresh Brands, Inc., Certified Holdings, Inc. and Pillow Acquisition Corp., dated December 5, 2005.

4.1	Second Amendment to Rights Agreement between Fresh Brands, Inc. and American Stock Transfer & Trust Company, dated December 5, 2005.

10.1	Form of Option Cancellation Agreement.

10.2	Guaranty by Certified Grocers Midwest, Inc., dated December 5, 2005.

10.3	Amendment and Cancellation of Key Executive Employment and Severance Agreement, by and among Fresh Brands, Inc., Pillow Acquisition Corp. and Louis E. Stinebaugh, dated December 5, 2005.

10.4	Amendment and Cancellation of Key Executive Employment and Severance Agreement, by and among Fresh Brands, Inc., Pillow Acquisition Corp. and John H. Dahly, dated December 5, 2005.

10.5	Amendment and Cancellation of Key Executive Employment and Severance Agreement, by and among Fresh Brands, Inc., Pillow Acquisition Corp. and Walter G. Winding, dated December 5, 2005.

10.6	Employment Agreement by and between Fresh Brands, Inc., Pillow Acquisition Corp, and Louis E. Stinebaugh, dated December 5, 2005.

10.7	Employment Agreement by and between Fresh Brands, Inc., Pillow Acquisition Corp, and John H. Dahly, dated December 5, 2005.

10.8	Amendment to Key Executive Employment and Severance Agreement, between Fresh Brands, Inc. and Thomas J. Timler, dated December 5, 2005.

10.9	Amendment to Key Executive Employment and Severance Agreement, between Fresh Brands, Inc. and Jonathan B. Hoenecke, dated December 5, 2005.

10.10	Amendment to Key Executive Employment and Severance Agreement, between Fresh Brands, Inc. and Michael Isken, dated December 5, 2005.

10.11	Amendment to Key Executive Employment and Severance Agreement, between Fresh Brands, Inc. and Joseph Livorsi, dated December 5, 2005.

99.1	Press Release of Fresh Brands, Inc., issued December 6, 2005.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRESH BRANDS, INC.
Date: December 6, 2005	By: /s/ John H. Dahly
John H. Dahly, Chief Financial Officer

FRESH BRANDS, INC.

Exhibit Index to Current Report on Form 8-K
Dated December 6, 2005

Exhibit
Number

2.1	Agreement and Plan of Merger, among Fresh Brands, Inc., Certified Holdings, Inc. and Pillow Acquisition Corp., dated December 5, 2005.

4.1	Second Amendment to Rights Agreement between Fresh Brands, Inc. and American Stock Transfer & Trust Company, dated December 5, 2005.

10.1	Form of Option Cancellation Agreement.

10.2	Guaranty by Certified Grocers Midwest, Inc., dated December 5, 2005.

10.3	Amendment and Cancellation of Key Executive Employment and Severance Agreement, by and among Fresh Brands, Inc., Pillow Acquisition Corp. and Louis E. Stinebaugh, dated December 5, 2005.

10.4	Amendment and Cancellation of Key Executive Employment and Severance Agreement, by and among Fresh Brands, Inc., Pillow Acquisition Corp. and John H. Dahly, dated December 5, 2005.

10.5	Amendment and Cancellation of Key Executive Employment and Severance Agreement, by and among Fresh Brands, Inc., Pillow Acquisition Corp. and Walter G. Winding, dated December 5, 2005

10.6	Employment Agreement by and between Fresh Brands, Inc., Pillow Acquisition Corp, and Louis E. Stinebaugh, dated December 5, 2005.

10.7	Employment Agreement by and between Fresh Brands, Inc., Pillow Acquisition Corp, and John H. Dahly, dated December 5, 2005.

10.8	Amendment to Key Executive Employment and Severance Agreement, between Fresh Brands, Inc. and Thomas J. Timler, dated December 5, 2005

10.9	Amendment to Key Executive Employment and Severance Agreement, between Fresh Brands, Inc. and Jonathan B. Hoenecke, dated December 5, 2005.

10.10	Amendment to Key Executive Employment and Severance Agreement, between Fresh Brands, Inc. and Michael Isken, dated December 5, 2005.

10.11	Amendment to Key Executive Employment and Severance Agreement, between Fresh Brands, Inc. and Joseph Livorsi, dated December 5, 2005.

99.1	Press Release of Fresh Brands, Inc., issued December 6, 2005.